UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2019

GLOBAL BRASS AND COPPER HOLDINGS, INC.

  (Exact name of Registrant as Specified in its Charter)

Delaware	001-35938	06-1826563
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File No.)	Identification No.)

475 N. Martingale Road Suite 1050 Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

(847) 240-4700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On April 10, 2019, Global Brass and Copper Holdings, Inc. (“GBC”) and Wieland-Werke AG (“Wieland Group”) issued a joint press release announcing their execution of the Agreement and Plan of Merger, dated as of April 9, 2019, by and among GBC, Wieland Group, Wieland Holdings, Inc. and Elephant Acquisition Corp. (the “Merger Agreement”). A copy of this press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the GBC by Wieland Group. In connection with the proposed transaction, GBC intends to file with the Securities and Exchange Commission (SEC) and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available. BEFORE MAKING ANY VOTING DECISION, GBC’S STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors may obtain a free copy of the proxy statement (when it becomes available) and other relevant documents filed by GBC with the SEC at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents once filed by GBC with the SEC may also be obtained for free from the Investor Relations section of GBC’s web site (https://ir.gbcholdings.com/) or by directing a request to: Global Brass and Copper Holdings, Inc., 475 N. Martingale Road, Suite 1200, Schaumburg, IL 60173, Attention: Investor Relations.

Participants in the Solicitation

GBC and its respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of GBC in connection with the proposed transaction. Information about GBC’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 28, 2019, and the proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 29, 2019. Investors may obtain more detailed information regarding the direct and indirect interests of GBC and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statement regarding the proposed transaction when it is filed with the SEC. When available, you may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. When used in this release, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions are intended to identify forward-looking statements. Statements regarding whether and when the proposed transaction will be consummated and the anticipated benefits thereof, among others, may be forward-looking. This release contains forward-looking statements that involve risks and uncertainties concerning Wieland Group’s proposed acquisition of GBC, GBC’s expected financial performance, as well as GBC’s strategic and operational plans. Actual events or results may differ materially from those described in this release due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that GBC may be unable to obtain required stockholder approval or that other conditions to closing the proposed transaction may not be satisfied, such that the proposed transaction will not close or that the closing may be delayed; general economic conditions; the proposed transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of GBC; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that GBC files with the SEC on Forms 10-K, 10-Q and 8-K. All forward-looking statements speak only as of the date of this release or, in the case of any document incorporated by reference, the date of that document. GBC is under no duty to update any of the forward-looking statements after the date of this release to conform to actual results, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release of Global Brass and Copper Holdings, Inc. and Wieland-Werke AG, dated April 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC.
(Registrant)

By:	/s/ Christopher J. Kodosky
Name: Christopher J. Kodosky
Title: Chief Financial Officer

Date: April 10, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Global Brass and Copper Holdings, Inc. and Wieland-Werke AG, dated April 10, 2019.